UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): June 1, 2009
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 1, 2009, Valeant Pharmaceuticals International (the “Company”) disclosed the following non-GAAP financial information and metrics relating to the thirteen quarters ended March 31, 2009.
     To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures such as EBITDA and Adjusted EBITDA. EBITDA consists of income (loss) from operations plus depreciation and amortization. Adjusted EBITDA consists of EBITDA plus the sum of acquired in-process research and development, gain or loss on litigation settlements, and restructuring, asset impairments and dispositions. Management uses non-GAAP financial measures to measure and evaluate the operating performance of our core business operations because our resource allocation, cost of capital and income tax positions are managed at a corporate level, apart from the activities of the operating segments, and the operating facilities are located in different taxing jurisdictions which can cause considerable variation in tax expense. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to similar measures reported by other companies and should be considered as a supplement to, not a substitute for or superior to, the corresponding measures calculated in accordance with GAAP.
     Below is a reconciliation of income (loss) from operations, the most directly comparable GAAP measures, to EBITDA and EBITDA to Adjusted EBITDA for the thirteen quarters ended March 31, 2009.
Valeant Pharmaceuticals International
Reconciliation of GAAP Income/Loss from Operations to EBITDA and Adjusted EBITDA
For the Thirteen Quarters Ended March 31, 2009
(In thousands)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

Income (loss) from operations (GAAP)	$10,421	$(5,066)	$28,244	$13,082	$46,681

Depreciation and Amortization	17,663	17,739	17,557	17,068	70,027

EBITDA (Non-GAAP)	28,084	12,674	45,800	30,150	116,708

Adjustments:
Restructuring, asset impairments & dispositions	26,171	24,827	14,562	23,056	88,616
Gain on Litigation Settlement	(34,000)	0	(17,550)	0	(51,550)

Adjusted EBITDA (Non-GAAP)	$20,255	$37,501	$42,812	$53,206	$153,774

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007

Income from operations (GAAP)	$21,283	$6,486	$10,038	$20,018	$57,825

Depreciation and Amortization	17,862	18,105	17,957	17,710	71,634

EBITDA (Non-GAAP)	39,145	24,591	27,995	37,728	129,459

Adjustments:
Restructuring, asset impairments & dispositions	5,060	13,014	0	9,601	27,675

Adjusted EBITDA (Non-GAAP)	$44,205	$37,605	$27,995	$47,329	$157,134

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	2008

Income (loss) from operations (GAAP)	$17,356	$(14,414)	$16,014	$(152,449)	$(133,493)

Depreciation and Amortization	17,795	17,885	16,117	16,644	68,441

EBITDA (Non-GAAP)	35,151	3,471	32,131	(135,805)	(65,052)

Adjustments:
Acquired in-process research and development	0	0	0	186,300	186,300
Restructuring, asset impairments & dispositions	(13,190)	13,956	3,528	17,001	21,295

Adjusted EBITDA (Non-GAAP)	$21,961	$17,427	$35,659	$67,496	$142,543

Q1 2009
Income from operations (GAAP)	$42,734

Depreciation and Amortization	20,764

EBITDA (Non-GAAP)	63,498

Adjustments:
Restructuring, asset impairments & dispositions	1,211

Adjusted EBITDA (Non-GAAP)	$64,709

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
Date: June 1, 2009	By:	/s/ Peter J. Blott
Peter J. Blott
Executive Vice President and Chief Financial Officer